Neuberger Berman Equity Funds®

Supplement to the Prospectus and Statement of Additional Information, each dated December 15, 2012, as amended January 25, 2013

Neuberger Berman International Equity Fund
Class A and Class C

New Expense Limitations for Class A and Class C

Effective June 28, 2013, NB Management is decreasing the contractual expense limitation for Class A and Class C to 1.21% and 1.96% of average net assets, respectively.  Accordingly, the Fee Table and Expense Example on page 6 of the Class A and Class C prospectus is replaced with the following:

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00
Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)
Management fees	1.10	1.10
Distribution (12b-1) fees	0.25	1.00
Other expenses2	0.13	0.13
Total annual operating expenses	1.48	2.23
Fee waiver and/or expense reimbursement	0.27	0.27
Total annual operating expenses after fee waiver and/or expense reimbursement3	1.21	1.96

1 For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2 “Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.

3 Neuberger Berman Management LLC (NBM) has contractually undertaken to waive current payment of fees and/or reimburse certain expenses of Class A and Class C so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, and extraordinary expenses, if any) of each class are limited to 1.21% and 1.96% of average net assets, respectively. Each of these undertakings lasts until 8/31/2016 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A and Class C will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.21% and 1.96% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

	1 Year	3 Years	5 Years	10 Years
Class A	$691	$937	$1,260	$2,172
Class C (assuming redemption)	$299	$615	$1,117	$2,497
Class C (assuming no redemption)	$199	$615	$1,117	$2,497

In addition, the information on page 87 of the Statement of Additional Information about the Class A and Class C contractual expense limitations is replaced by the following:

Fund	Class	Limitation Period	Expense Limitation

International Equity (formerly International Institutional)	A	08/31/2016	1.21%
	C	08/31/2016	1.96%

The date of this supplement is June 28, 2013.

Please retain this supplement for future reference.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700
Institutional Services: 800.366.6264
Web site: www.nb.com